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                                                                   EXHIBIT 10.14

                            UNITED STATES OF AMERICA
                          DEPARTMENT OF TRANSPORTATION
                             MARITIME ADMINISTRATION

                              COOPERATIVE AGREEMENT


PROJECT NUMBER          DTMA91-95-00069

MODIFICATION:           0006

TITLE:                  "Integrated Shipboard Information Technology
                         Platform (ISIT)"

FUNDING DATA:           N/A

RECIPIENT NAME
   AND ADDRESS:         Marine Management Systems, Inc.
                        470 West Avenue
                        Stamford, CT  06902

AGENCY NAME AND
   ADDRESS              DOT/Maritime Administration
                        Office of Administration, mAE-384
                        400 Seventh Street, SW, Rm 7310
                        Washington, D.C.  20590

MODIFICATION            Article 10, Modifications
AUTHORITY:

DESCRIPTION:

1. In accordance with Article 11, Agreement Administration, technical matters under this agreement shall be referenced to the following representative:

      Recipient:  Mr. Raymond Kaufman, P.E.
                  Marine Management Systems, Inc.
                  c/o Radix Systems, Inc.
                  201 Perry Parkway
                  Gaithersburg, MD. 20877

The Project Manager Organization is being changed from Radix Systems, Inc. to Marine Management Systems, Inc.


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2.    Article 1 - Parties, on page 4, line 10, delete General Electric marine
      Systems and replace with PDI division of Bird Johnson Company.

3. Article 9 - Project Management, on page 9, under 9(1.), line 14, delete General Electric marine Systems and replace with PDI Division of Bird Johnson Company.

4. All other terms and conditions of the Cooperative Agreement remain unchanged.

MARIGIME ADMINISTRATION
DEPARTMENT OF TRANSPORTATION


/s/  John E, Carr

Agreements / Contracting Officer

Date:  10/21/97